SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)  DECEMBER 18, 1997

                    THE MONEY STORE COMMERCIAL MORTGAGE INC.
             (Exact name of registrant as specified in its charter)


      NEW JERSEY                     333-32775       22-2378261
 (State or other jurisdiction of     (Commission    (IRS Employer
 incorporation)                      File Number)    ID Number)


  2840 MORRIS AVENUE, UNION, NEW JERSEY                 07083
  (Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number,
 including area code:                             (908) 686-2000


                  N/A
(Former name or former address, if changed since last report)

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS.

         (c)  EXHIBITS

              EXHIBIT NO.

              1.1 Underwriting Agreement dated December 5, 1997 among The Money Store Commercial Mortgage Inc., The Money Store Inc. and Prudential Securities Incorporated and the related Pricing Agreement.

              4.1   Pooling and Servicing Agreement dated
                    November 30, 1997 among The Money Store
                    Commercial Mortgage Inc., The Money
                    Store Inc. as Representative, and
                    Marine Midland Bank, as Trustee.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              The Money Store Commercial Mortgage Inc.


                               By:    /S/ERIC ELWIN
                               Name:  Eric Elwin
                               Title: Vice President




Dated:  December 31, 1997

                                  EXHIBIT INDEX


EXHIBIT      DESCRIPTION OF EXHIBIT

    1.1      Underwriting Agreement dated December 5, 1997 among
             The Money Store Commercial Mortgage
             Inc., The Money Store Inc. and
             Prudential  Securities Incorporated and
             the related Pricing Agreement.

   4.1       Pooling and Servicing Agreement dated
             November 30, 1997 among The Money
             Store Commercial Mortgage Inc., The
             Money Store Inc., as Representative,
             and Marine Midland Bank, as Trustee.